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                                                                   EXHIBIT 10.49


                            AMENDMENT NUMBER 3 TO THE

     AUTOMATIC FLEXIBLE PREMIUM VARIABLE LIFE REINSURANCE AGREEMENT NUMBER 3
                         (REFERRED TO AS THE AGREEMENT)

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ST. PETERSBURG, FLORIDA
                         (REFERRED TO AS THE REINSURED)

                                       AND

                           GLOBAL PREFERRED RE LIMITED
                   (F/K/A WMA LIFE INSURANCE COMPANY LIMITED)
                                HAMILTON, BERMUDA
                         (REFERRED TO AS THE REINSURER)


                            Effective January 1, 2002


Pursuant to the terms and conditions of Automatic Flexible Premium Variable Life Reinsurance Agreement No. 2 and this Agreement, all policies and riders issued from April 1, 2001 through December 31, 2001 and reinsured under this Agreement, shall be converted to Automatic Flexible Premium Variable Life Reinsurance Agreement No. 2 on a twenty percent (20%) quota share basis.

Except as expressed herein, all terms, covenants and provisions of this Agreement, as amended, that are not in conflict with the provisions of this Amendment Number 3 shall remain unaltered and in full force and effect.

In Witness Whereof, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated.


WESTERN RESERVE LIFE ASSURANCE            GLOBAL PREFERRED RE LIMITED
CO. OF OHIO

at St. Petersburg, Florida                at Duluth, Georgia
  ----------------------------------      -----------------------------------
on March 28, 2002                         on March 28, 2002

By: /s/ Larry Kirkland                    By: /s/ Edward McKernan
   ---------------------------------         --------------------------------
Title:  Vice President/                   Title:  Chief Executive Officer/
        Managing Actuary                          President

By: /s/Stephanie J. Harder                By:
    --------------------------------         --------------------------------
Title:  Staff Actuary                     Title: